ADDENDUM 1
                                     TO THE
                INTERNATIONAL LICENSE AND DISTRIBUTION AGREEMENT

THIS DOCUMENT ("ADDENDUM 1"), SHALL AS OF THE DATE OF COMPLETE EXECUTION, SERVE TO AMEND THE INTERNATIONAL LICENSE AND DISTRIBUTION AGREEMENT OF NOVEMBER 1, 2002 ("AGREEMENT") BY AND BETWEEN VIVENDI UNIVERSAL GAMES, INC. ("COMPANY") AND STAR E MEDIA CORPORATION ("DISTRIBUTOR").

THE AGREEMENT SHALL BE AMENDED IN THE FOLLOWING RESPECTS ONLY:

     1. The following product shall be added to Section 1 of Exhibit A entitled Company Product:

     Company Product                Royalty Rate
     ---------------                ------------
     Jumpstart 1st Grade              US$1.00
     Jumpstart 2nd Grade              US$1.00
     Jumpstart 3rd Grade              US$1.00
     Jumpstart Pre-Kindergarten       US$1.00
     Jumpstart Kindergarten           US$1.00
     Jumpstart Toddlers               US$1.00
     Jumpstart Preschool              US$1.00

     (All COMPANY Products listed in this Addendum 1 are to be fully localized into Arabic language)

     2. The following shall be added at the end of Section 2 of Exhibit A, entitled Advance Payments:

     The parties agree there are no advance payments due for the COMPANY Products listed in this Addendum 1.

     3. The following shall be added to the end of Section 5 of Exhibit A, entitled Guaranteed Unit Sales and Guarantee Period:

     Within the applicable Distribution Term of the Agreement, DISTRIBUTOR guarantees sales of no less than five thousand (5,000) units of each COMPANY Product listed in this Addendum 1.

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT.

VIVENDI UNIVERSAL GAMES, INC.               STAR E MEDIA CORPORATION

/s/ Hubert Larenaudie                       /s/ E. G. Abbadessa
-----------------------------               ----------------------------
Officer                                     Officer

VP APAC                                     President
-----------------------------               ----------------------------
Title                                       Title

12/11/02                                    12/11/02
-----------------------------               ----------------------------
Date                                        Date